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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

                        DATE OF REPORT: October 28, 2004

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                             AMERIGROUP CORPORATION

           Delaware                                              54-1739323
 (State or Other Jurisdiction of                              (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)

                              4425 Corporation Lane
                            Virginia Beach, VA 23462
                                 (757) 490-6900
                             www.amerigroupcorp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                             Description
-------   ----------------------------------------------------------------------

99.1       Press Release, dated October 28, 2004 by AMERIGROUP Corporation (the
            "Company").


Item 2.02.   Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on October 28, 2004 containing financial information for the Company for the quarterly period ended September 30, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       AMERIGROUP Corporation

       Date: October 28, 2004

By:    /s/    KATHLEEN K. TOTH
       --------------------------------
Name:  Kathleen K. Toth
       Executive Vice President and
       Chief Accounting Officer
Title: (principal financial officer)

                                  EXHIBIT INDEX


Exhibit
Number                             Description
-------   ----------------------------------------------------------------------

99.1      Press Release, dated October 28, 2004 by AMERIGROUP Corporation.